Exhibit 99.2

1 Black Diamond Therapeutics, Inc. Pioneering the Development of MasterKey Therapies APRIL 2022

2 Important Notice and Disclaimers This presentation contains “forward - looking statements” of Black Diamond Therapeutics, Inc . (“Black Diamond,” “we” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, but are not limited to, express or implied statements regarding our ability to advance and expand the MAP drug discovery engine, the potential timing and advancement of our clinical trial and preclinical studies, including the timing of clinical data updates for BDTX - 1535 and the timing of filing investigational new drug (“IND”) application for BDTX - 4933 , the timing and potential achievement of additional milestones to advance our product candidate pipeline, including development candidate nomination for our FGFR 2 / 3 program and our undisclosed target program, and our cash runway . Any forward - looking statements in this presentation are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward - looking statements . Our actual future results may be materially different from what we expect due to factors largely outside our control, including the results of clinical trials, clinical trial patient enrollment, changes in regulatory requirements or decisions of regulatory authorities, commercialization plans and timelines if approved, the actions of our third party clinical research organizations, suppliers and manufacturers, and the impact that the current COVID - 19 pandemic will have on our clinical trials, pre - clinical studies, and operations . Except as required by law, we assume no obligation to update these forward - looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward - looking statements, even if new information becomes available in the future . For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward - looking statements, see the section entitled “Risk Factors” in our 2021 annual report on Form 10 - K, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the Securities and Exchange Commission . All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law . Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third party sources and our own internal estimates and research . While we believe these third - party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources . In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source .

Black Diamond Therapeutics Overview

Expanding the Reach of Precision Medicine Through the Development of MasterKey Therapies

MasterKey therapies address oncogene mutation families; providing precision oncology medicines to greater numbers of patients with genetically defined tumors

Clinical and late-preclinical pipeline of **MasterKey** inhibitors derived from our MAP drug discovery engine targeting oncogenic ErbB1/2, BRAF, FGFR2/3 and additional undisclosed targets

BDTX-1535: a brain-penetrant, mutant selective, irreversible inhibitor of EGFR in Phase 1 for the treatment of patients with GBM and NSCLC driven by EGFR intrinsic & acquired resistance mutations

BDTX-4933: a brain-penetrant inhibitor of Class I, II, and III oncogenic BRAF mutations in IND-enabling studies

Our proprietary **MAP drug discovery engine** is designed to:

- Predict and validate novel oncogenic mutant families from population level tumor genomics
- Pioneer mutant family conformation-based MasterKey drug design
- Provide opportunities beyond oncology and small molecules

BLACK DIAMOND THERAPEUTICS
4

Black Diamond's MasterKey Approach Designed to Address Overlooked Mutation Families

Classic/Current Approach:
Targeting active site kinase domain mutations



Targeting single mutations in individual tumor types

With expanding genetic profiling of cancer patients via Next Generation Sequencing (NGS)

Less than 15% patients[1] with metastatic cancer eligible for approved precision oncology medicines

Black Diamond Approach:
Targeting mutation families to expand the opportunity for precision oncology



Mutation families yield significant market opportunities for populations lacking suitable precision therapies

Black Diamond Therapeutics

[1] Haslam, A., et al. Annals Oncology Vol 32, Issue 7, p926-932; July 2021

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Wholly-Owned Novel MasterKey Precision Medicines

Target	Drug Candidate	Indication	Discovery	Optimization	IND-Enabling	Phase 1	Phase 2/3	Global Rights
EGFR	**BDTX-1535**	EGFR-driven GBM & NSCLC ± CNS mets	**Clinical Data** (2023)					
BRAF	**BDTX-4933**	BRAF-driven solid tumors ± CNS mets	**IND** (1H 2023)					
FGFR	**Undisclosed**	FGFR3-driven solid tumors	**Development Candidate** (2022)					
Un-disclosed	**Undisclosed**	Solid tumors	**Development Candidate** (2023)					

BLACK DIAMOND THERAPEUTICS

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MAP Drug Discovery Engine

8 Validate novel oncogenic driver mutations and targets Develop MasterKey inhibitors against mutation families Proprietary MAP scoring in silico MAP Drug Discovery Engine Unlocks Precision Medicine with a “ MasterKey ” Genomics Proteomics + Employ structural and dynamic methods to identify oncogenic mutation families Masterkey Therapy Oncogenicity Prediction Biological Validation Drug Discovery Conformation - based drug design

MAP Drug Discovery Engine: A Scaled Approach to Extract Oncogenic **MasterKey Mutation** Families

Population level clinical mutation landscape

Thousands



Mutational Lollipop Plot
prevalence
amino acid position

Computational *in-silico* oncogenicity prediction

Hundreds



prevalence
amino acid position

Experimentally validated oncogenic MasterKey mutations

Tens



prevalence
amino acid position

Oncogene



BLACK DIAMOND THERAPEUTICS

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10 WILD TYPE MASTERKEY MUTATION FAMILIES MasterKey Inhibitors designed to exploit this vulnerability MasterKey mutations drive global conformation change Conformation Based Drug Design Enabled by MAP Drug Discovery Engine

BDTX - 1535 Brain - Penetrant Inhibitor of GBM and NSCLC MasterKey EGFR Mutations

12 BDTX - 1535: Oral, Brain Penetrant, Selective Inhibitor of Oncogenic EGFR MasterKey Mutations Designed to treat patients harboring EGFR oncogenic MasterKey mutations Irreversible Designed with selectivity versus WT - EGFR to deliver favorable safety profile Selective Designed to be brain penetrant to treat CNS tumors Brain Penetrant BDTX - 1535 Phase 1 study in patients with either GBM or NSCLC, with and without CNS tumors Clinical Stage CNS=Central Nervous System; WT=Wild - Type; GBM=Glioblastoma Multiforme; NSCLC=Non - Small Cell Lung Cancer

Reversible EGFR Inhibitors Show Potentially Detrimental Pharmacology in EGFR Driven GBM

Current EGFR TKIs Do Not Extend PFS in Patients with GBM Mutations


GBM Trial[1]
100
80
60
40
20
0
PFS (%)
0
2
4
6
8
10
12
14
Time (months)
Erlotinib in WT-EGFR GBM Patients
Erlotinib in EGFR-vIII GBM Patients
p=0.003
GBM Mutations

EGFR TKIs Extend PFS in Patients with Kinase Domain Mutations


NSCLC Trial[2]
100
80
60
40
20
0
PFS (%)
0
2
4
6
8
10
12
14
16
18
Time (months)
Erlotinib
Placebo
HR=0.10 (0.04-0.25)
log-rank p<0.0001
Kinase Domain Mutations

BLACK DIAMOND THERAPEUTICS

[1] Van den Bent et al JCO 2009
[2] Capuzzo et al Lancet 2010

TKIs=Tyrosine Kinase Inhibitors.

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14 Black Diamond Revealed the Potential for Unwanted Paradoxical Activation of GBM Mutations by Reversible EGFR TKIs PK=Pharmacokinetics; PD=Pharmacodynamics; PDX=Patient - Derived Xenografts The oncogenic conformation of mutant EGFR in GBM is a locked dimer Reversible TKIs can stimulate the activity of mutant EGFR in GBM PDX tumors expressing EGFRvIII paradoxical activation Single dose in vivo PK/PD study 10 -10 10 -8 10 -6 10 -4 -0.4 0.0 0.4 0.8 1.2 1.6 2.0 [erlotinib] (M) P r o l i f e r a t i o n ( f o l d g r o w t h ) LoDi-EGFR (EGFR-Viii) KD-EGFR (E746-A750) 10 -10 10 -8 10 -6 10 -4 -0.4 0.0 0.4 0.8 1.2 1.6 2.0 [erlotinib] (M) P r o l i f e r a t i o n ( f o l d g r o w t h ) LoDi-EGFR (EGFR-Viii) KD-EGFR (E746-A750) EGFRvIII (GBM) EGFR Ex19del (NSCLC) Inhibitors against EGFR mutants in GBM should be potent, selective & irreversible to avoid paradoxical activation

15 BDTX - 1535 Addresses Unique Pharmacology of EGFR Mutations in GBM to Achieve Sustained Inhibition and Activity in Preclinical Models Kp uu Partition Coefficient Calculation: AUC brain:blood x plasma Fu/brain Fu; QD= quaque die (once a day) 12 14 16 18 0 25 50 75 100 Days Post Implantation P r o b a b i l i t y o f S u r v i v a l GBM6 Vehicle Control N=10 BDTX-1535 50mpk BDTX - 1535 (50mpk QD) vehicle Average oral unbound brain fraction ( Kp uu ) = 0.55 in Rats Control 4hr 8hr 10hr 12hr 24hr 0 20000 40000 60000 80000 p E G F R ( p 1 0 6 8 ) Single dose in vivo PK/PD study (50mpk) Complete & sustained inhibition of pEGFR / pERK Increased survival of intracranial PDX tumors

16 H 2 9 2 A 4 3 1 E G F R v I I I E G F R v I I E G F R v V I E G F R R 1 0 8 K E G F R R 2 2 2 C E G F R C 2 3 1 F E G F R A 2 8 9 T E G F R A 2 8 9 V E G F R C 5 9 5 S E G F R G 5 9 8 V E G F R S 6 4 5 C 0 20 40 60 80 100 120 A n t i P r o l i f e r a t i v e I C 5 0 ( n M ) H 2 9 2 A 4 3 1 D 7 6 1 Y E 7 0 9 A E 7 0 9 G G 7 1 9 A G 7 1 9 C G 7 1 9 D G 7 1 9 R G 7 1 9 S S 7 6 8 I E 7 4 6 _ A 7 5 0 d e l + S 7 6 8 I E G F R E x 1 9 d e l E x 1 9 d e l + C 7 9 7 S E G F R L 8 5 8 R E G F R L 8 5 8 R + C 7 9 7 S 0 20 40 60 80 100 120 A n t i P r o l i f e r a t i v e I C 5 0 ( n M ) BDTX - 1535 Optimized to Address a Wide Range of Oncogenic EGFR MasterKey Mutations and Amplification in GBM and NSCLC Anti - proliferation Ba/F3 IC 50 ( nM ) Anti - proliferation Ba/F3 IC 50 ( nM ) GBM mutations Intrinsic resistance mutations Classical & acquired resistance mutations (EGFR Amp) Selectivity over WT - EGFR Selectivity over WT - EGFR EGFR WT (EGFR Amp) Potency against EGFR variants and mutations prevalent in GBM Potency against EGFR mutations of intrinsic resistance and acquired resistance in NSCLC Average IC 50 = 3.8 nM Average IC 50 = 3.5 nM IC50=half maximal inhibitory concentration EGFR WT

17 BDTX - 1535 Designed to Potently Inhibit EGFR Intrinsic and Acquired Resistance Mutations in NSCLC Intrinsic Resistance Mutations Designed for potent & selective inhibition across mutant families Osimertinib Altered Covalent Interaction Altered P - loop Interaction C797S G719X Gefitinib Acquired Resistance Mutations Designed to covalently target C797 & C797S

18 BDTX - 1535 Achieves Dose - dependent Tumor Regression in EGFR Mouse Models, Including Acquired Resistance Mutation C797S BDTX - 1535 retains irreversible binding against C797S mutant BDTX - 1535 demonstrates dose - dependent tumor regression in EGFR Ex19del + C797S and L858R + C797S tumor models Osimertinib BDTX - 1535 Washout Washout Control0 4.0 10.024.0 Control0 0.5 1 2 0 20 40 60 80 100 % p E G F R ( E x 1 9 d e l + C 7 9 7 S ) Time after washout (hrs) 1 2 3 4 5 6 7 8 9 10 11 0 200 400 600 800 Days After Dosing Start M e a n T u m o r V o l u m e m m ^ 3 Vehicle Control BDTX-1535 40 mpk Osimertinib 25 mpk Ex19del + C797S L858R + C797S

BDTX-1535 Promotes Regression Across Range of GBM & NSCLC Tumor Models Expressing MasterKey EGFR Mutations & EGFR Amplification



In Vivo Tumor Models
% Regression
100
10
-10
-100
GBM
EGFR AMP
GBM
EGFR AMP
GBM
EGFR vII
GBM
EGFR AMP
NSCLC
EGFR Ex19del
GBM
EGFR C595F
NSCLC
EGFR G719C
GBM
EGFR AMP
NSCLC
EGFR Ex19del
NSCLC
EGFR L858R +C797S
NSCLC
EGFR Ex19del +C797S

AMP=Amplification

BLACK DIAMOND THERAPEUTICS

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20 BDTX - 1535: Focused, Biomarker - Driven First - in - Human Phase 1 Study Design RP2D Dose Escalation EGFR Alterations EGFR Intrinsic Resistance Mutations RP2D=Recommended Phase 2 Dose EGFR Acquired Resistance Mutations • Global trial • Bayesian optimal interval design

21 ~ 160,500 Sources: Epidemiology data from EvaluatePharma Addressable Patient Population (US / EU / Japan / China) Classical Acquired Resistance EGFRmut 11,700 Intrinsic Resistance EGFRmut 139,700 Classical EGFRmut 9,100 EGFRmut Newly Diagnosed GBM 36,400 24,700 EGFRmut Recurrent GBM ~ 61,100 Large Addressable Patient Population Harboring MasterKey Mutations Across GBM and NSCLC

BDTX-1535 is Well Positioned to Address Unmet Needs in EGFR Mutant GBM/NSCLC

Potent & selective inhibition of EGFR mutations (Avg IC_{50} ~3nM) that drive intrinsic and acquired resistance to current generation TKIs

- Irreversible inhibition of GBM mutations to avoid paradoxical activation
- Irreversible binding to C797 and C797S acquired resistance in NSCLC
- Regression across panel of *in vivo* tumor models harboring EGFR mutations in GBM and NSCLC

Robust brain penetration to treat patients with EGFR mutations and CNS tumors

- Unbound brain fraction (Kp_{uu}) = 0.55 in rat; activity demonstrated in intracranial GBM model

Favorable drug like properties

- Prolonged blood stability
- Projected $t_{1/2}$ of 15 hours for QD dosing

BLACK DIAMOND THERAPEUTICS

$t_{1/2}$=half-life; IC_{50} =half maximal inhibitory concentration

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BDTX - 4933 Brain - Penetrant Inhibitor of Class I, II, & III MasterKey Oncogenic BRAF Mutations

24 BDTX - 4933: Oral, Brain Penetrant Inhibitor of Oncogenic BRAF Mutations BDTX - 4933 Designed for potent and selective inhibition of Class I, II, and III BRAF mutations MasterKey Family Inhibits dimerized RAF kinases and avoids paradoxical activation Avoids Paradoxical Activation Designed to be brain penetrant to treat CNS tumors Brain Penetrant IND - enabling studies initiated Status

BRAF Alterations Drive Oncogenesis Through Hyperactivation of the MAP Kinase Pathway


NORMAL RAS/BRAF SIGNAING
ABERRANT BRAF SIGNAING
Class I Mutants
Class II Mutants
Class III Mutants
RAS INDEPENDENT
BRAF MONOMER
KINASE ACTIVITY
RAS INDEPENDENT
BRAF MUTANT HOMODIMERS
KINASE ACTIVITY
RAS DEPENDENT
BRAF MUTANT HETERODIMERS
IMPAIRED KINASE ACTIVITY
Ligand
P
GRB2
SOS
GTP
RAS
GDP
RAF
RAF
MEK
ERK
BRAF V600E
BRAF mut
BRAF mut
CRAF
Survival
Proliferation
Cell-cycle progression
Created with BioRender.com
BRAFTOVI (encorafenib)
Zelboraf vemurafenib
Tafinlar (dabrafenib)
No approved drugs

- MAPK signaling is a central pathway regulating cellular proliferation, cell-cycle progression, and survival
- Hyperactivation responsible for >40% of human cancer cases
- Activating BRAF alterations are associated with various cancers including melanoma and NSCLC
- Currently approved BRAF inhibitors only address Class I V600 mutations and lack CNS activity

BLACK DIAMOND THERAPEUTICS

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26 BDTX - 4933 Designed to Deliver Superior Activity by Avoiding Paradoxical Activation Independent of Context • Paradoxical activation occurs through activation of the non - inhibited RAF molecule in dimer ― Limits efficacy through secondary malignancies and/or cutaneous toxicities • Approved BRAF inhibitors demonstrate paradoxical activation • Some investigational “paradox breaker” agents demonstrate context - dependent paradoxical activation Encorafenib Vemurafenib BDTX - 4933 paradoxical activation -10 -9 -8 -7 -6 -5 0 1 2 3 4 WT BRAF, NRAS Q61R Concentration Log[M] p E R K N o r m a l i z e d t o D M S O -11 -10 -9 -8 -7 -6 -5 0 1 2 3 4 WT BRAF, NRAS WT Concentration Log[M] p E R K N o r m a l i z e d t o D M S O c o n t r o l Avoidance of Paradoxical Activation Concentration Concentration

27 BDTX - 4933 Exhibits Strong Anti - Tumor Activity Across All BRAF Mutation Classes in In Vivo Models BRAF Class II Mutant Tumor Model BRAF Class III Mutant Tumor Model BRAF Class I Mutant Tumor Model 0 5 10 15 20 0 500 1000 1500 2000 Days (post treatment) T u m o r V o l u m e ( m m 3 ) Vehicle BDTX-BRAF (10 mpk) Belvarafenib (15 mpk) BDTX-BRAF (3 mpk) BDTX - 4933 BDTX - 4933 0 3 6 9 12 0 500 1000 1500 2000 Days (post treatment) T u m o r V o l u m e ( m m 3 ) Encorafenib (60 mpk) Vehicle BDTX-BRAF (3 mpk) BDTX - 4933 BDTX - 4933 Daily oral dosing

28 NRAS - mutant Driven Cancers: Additional Clinical Opportunity for BDTX - 4933 -10 -8 -6 -4 0 2 4 6 8 NRAS Q61L , HRAS G13D Concentration Log[M] p E R K N o r m a l i z e d t o D M S O Encorafinib Belvarafenib BDTX-4933 • NRAS - mutant melanoma represent ~20% of melanomas • Acquired NRAS mutations associated with BRAF inhibitor use and brain metastases • Clinical proof of concept: Belvarafenib demonstrated ORR 44% in NRAS - mutant melanoma trial Oncogenic NRAS mutations induce RAF dimerization and pathway activation BRAFi resistance RAF dimerization Created by BioRender

BDTX-4933 Designed to be Brain Penetrant to Treat CNS Disease


Brain
Tumor

- CNS metastasis occurs in ~30-40%[1] of BRAF driven cancers
  - ~17,000[2] patients/year in the US
- BRAF mutations drive primary CNS tumors (e.g., glioma) in ~1,500[2] patients/year in the US
- Currently approved therapies are not brain penetrant

BLACK DIAMOND THERAPEUTICS

[1]Management of brain metastases in melanoma - UpToDate
[2]EvaluatePharma Epi for incidence by tumor type (2021, US), publications and GENIE/TCGA datasets for mutation prevalence by tumor type

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30 Day 0 Day 15 BDTX - 4933 prolongs survival in BRAF - V600E intracranial tumor model Vehicle BDTX - 4933 3 mpk Belvarafenib 15 mpk BDTX - 4933 Is Brain Penetrant and Exhibits Robust Activity in Treating CNS Disease in in vivo models BDTX - 4933 10 mpk BDTX - 4933 BDTX - 4933

BDTX-4933: Potential *Best-in-Class*, Masterkey Inhibitor For A Greater Number Of Patients With Overlooked Oncogenic Mutations

Addressable US / EU / JP Patient Population


NRAS
Melanoma
47,500
BRAF V600
Solid Tumors
91,810
~190,910
51,600
BRAF Class II/III alt.
Solid Tumors

BDTX Is Growing The Addressable Patient Population By De-Orphaning of Overlooked Mutations


+
Growing
# of Known
Oncogenic
Mutations
# of BDTX
MAP Engine
De-orphaned
Oncogenic Mutations

BLACK DIAMOND THERAPEUTICS

Sources: EvaluatePharma Epi and GENIE/TCGA

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FGFR2/3 Selective Inhibitor Program

33 BDTX - FGFR: Oral, Selective Small - Molecule FGFR2 & FGFR3 Inhibitor BDTX - FGFR Potency against families of FGFR2 & FGFR3 alterations and amplifications Unique Activity Profile Robust in vivo efficacy demonstrated in bladder (FGFR3) and gastric (FGFR2) xenograft models without hyperphosphatemia Preclinical PoC Designed to be FGFR1 & FGFR4 sparing, allowing maximum efficacy while minimizing dose limiting toxicities Selective Development candidate anticipated in 2022 Status

Corporate Overview

Deep Oncology and Small Molecule Drug Discovery and Development Experience

Leadership Team



David M. Epstein, Ph.D.
President & CEO
(OSI) pharmaceuticals
astellas
DukeNUS Medical School



Liz Buck, Ph.D.
Chief Scientific Officer
(OSI) pharmaceuticals
astellas



Fang Ni, Pharm.D.
Chief Business Officer and Chief Financial Officer
VERSANT ventures
Roche



Brent Hatzis-Schoch, J.D.
COO and General Counsel
Radius
MERZ
PHARMACIA



Elizabeth L. Montgomery
Chief People Officer
ClearView Healthcare Partners
Boston Scientific
IQVIA



Karsten Witt, M.D.
Interim Chief Medical Officer
(OSI) pharmaceuticals
ARRAY BIOPHARMA
GILEAD

Board of Directors

Ali Behbahani, M.D.
General Partner, NEA

Kapil Dhingra, M.D.
Managing Member, KAPital Consulting

Wendy Dixon, Ph.D.
Former Global Marketing Head, Bristol Myers Squibb

David M. Epstein, Ph.D.
CEO, Black Diamond Therapeutics, Inc.

Bob Ingram – Chairman
General Partner, Hatteras Ventures

Sam Kulkarni, Ph.D.
CEO, CRISPR Therapeutics AG

Alex Mayweg, Ph.D.
Managing Director, Versant Ventures

Garry Menzel
CEO, TCR2

Rajeev Shah
Managing Director, RA Capital

Mark Velleca, M.D., Ph.D.
CEO, StrideBio, Inc.

BLACK DIAMOND THERAPEUTICS

35

36 Cash Runway Expected to Enable Multiple Upcoming Milestones • BDTX - 1535 clinical data update in 2023 • BDTX - 4933 IND filing in 1H 2023 • FGFR program development candidate nomination in 2022 • Undisclosed program development candidate nomination in 2023 • $209mm in cash, cash equivalents and investments as of December 31, 2021 • Cash runway into 3Q 2024 Strong balance sheet Upcoming program milestones

Expanding the Reach of Precision Medicine Through the Development of MasterKey Therapies

MasterKey therapies address oncogene mutation families; providing precision oncology medicines to greater numbers of patients with genetically defined tumors

Clinical and late-preclinical pipeline of **MasterKey** inhibitors derived from our MAP drug discovery engine targeting oncogenic ErbB1/2, BRAF, FGFR2/3 and additional undisclosed targets

BDTX-1535: a brain-penetrant, mutant selective, irreversible inhibitor of EGFR in Phase 1 for the treatment of patients with GBM and NSCLC driven by EGFR intrinsic & acquired resistance mutations

BDTX-4933: a brain-penetrant inhibitor of Class I, II, and III oncogenic BRAF mutations in IND-enabling studies

Our proprietary **MAP drug discovery engine** is designed to:

- Predict and validate novel oncogenic mutant families from population level tumor genomics
- Pioneer mutant family conformation-based MasterKey drug design
- Provide opportunities beyond oncology and small molecules

BLACK DIAMOND THERAPEUTICS
37

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